Exhibit 99.2

Table 1
Summary of Land-Use Entitlements (1)
Active JOE Residential and Mixed-Use Projects in Florida
December 31, 2007

Project	Class.(2)	County	Project Acres	Project Units(3)	Residential Units Closed Since Inception	Residential Units Under Contract as of 12/31/07	Total Residential Units Remaining	Remaining Commercial Entitlements (Sq. Ft.)(4)

In Development: (5)
Artisan Park (6)	PR	Osceola	175	618	564	--	54	--
Cutter Ridge	PR	Franklin	10	25	--	--	25	--
Hawks Landing	PR	Bay	88	168	129	--	39	--
Landings at Wetappo	RR	Gulf	113	24	7	--	17	--
Palmetto Trace	PR	Bay	141	481	480	--	1	--
Paseos (6)	PR	Palm Beach	175	325	325	--	--	--
PineWood	PR	Bay	104	264	--	--	264	--
RiverCamps on Crooked Creek	RS	Bay	1,491	408	186	--	222	--
Rivercrest (6)	PR	Hillsborough	413	1,382	1,382	--	--	--
RiverSide at Chipola	RR	Calhoun	120	10	2	--	8	--
RiverTown	PR	St. Johns	4,170	4,500	27	--	4,473	500,000
SevenShores (Perico Island)	RS	Manatee	192	686	--	--	686	9,000
SouthWood	VAR	Leon	3,370	4,770	2,243	301	2,226	4,577,360
St. Johns Golf & Country Club	PR	St. Johns	880	799	796	--	3	--
SummerCamp Beach	RS	Franklin	762	499	80	--	419	25,000
Victoria Park	PR	Volusia	1,859	4,200	1,402	81	2,717	818,654
WaterColor	RS	Walton	499	1,140	880	--	260	47,600
WaterSound	VAR	Walton	2,425	1,432	22	--	1,410	457,380
WaterSound Beach	RS	Walton	256	511	440	--	71	29,000
WaterSound West Beach	RS	Walton	62	199	31	--	168	--
Wild Heron (7)	RS	Bay	17	28	1	--	27	--
WindMark Beach	RS	Gulf	2,020	1,662	133	1	1,528	75,000
Subtotal			19,342	24,131	9,130	383	14,618	6,538,994

In Pre-Development: (5)
Avenue A	PR	Gulf	6	96	--	--	96	--
Bayview Estates	PR	Gulf	31	45	--	--	45	--
Bayview Multifamily	PR	Gulf	20	300	--	--	300	--
Beacon Hill	RR	Gulf	3	12	--	--	12	--
Beckrich NE	PR	Bay	15	70	--	--	70	--
Boggy Creek	PR	Bay	630	526	--	--	526	--
Bonfire Beach	RS	Bay	550	750	--	--	750	70,000
Breakfast Point, Phase 1	VAR	Bay	115	320	--	--	320	--
Carrabelle East	PR	Franklin	200	600	--	--	600	--
College Station	PR	Bay	567	800	--	--	800	--
DeerPoint Cedar Grove	PR	Bay	668	950	--	--	950	--
East Lake Creek	PR	Bay	81	313	--	--	313	--
East Lake Powell	RS	Bay	181	360	--	--	360	30,000
Howards Creek	RR	Gulf	8	33	--	--	33	--
Laguna Beach West	PR	Bay	59	382	--	---	382	--
Long Avenue	PR	Gulf	10	30	--	--	30	--
Palmetto Bayou	PR	Bay	58	217	--	--	217	90,000
ParkSide	PR	Bay	48	480	--	--	480	--
Pier Park NE	VAR	Bay	57	460	--	--	460	190,000
Pier Park Timeshare	RS	Bay	13	125	--	--	125	--
Port St. Joe Draper, Phase 1	PR	Gulf	639	1,200	--	--	1,200	--
Port St. Joe Draper, Phase 2	PR	Gulf	981	2,125	--	--	2,125	150,000
Port St. Joe Town Center	VAR	Gulf	180	624	--	--	624	500,000
Powell Adams	RS	Bay	56	3,131	--	--	3,131	--
Sabal Island	RS	Gulf	45	18	--	--	18	--
South Walton Multifamily	PR	Walton	40	212	--	--	212	--
St. James Island Granite Point	RS	Franklin	1,000	2,000	--	--	2,000	--
The Cove	RR	Gulf	64	107	--	--	107	--
Timber Island (8)	RS	Franklin	49	407	--	--	407	14,500
Topsail	VAR	Walton	115	627	--	--	627	300,000
Wavecrest	RS	Bay	7	95	--	--	95	--
WestBay Corners SE	VAR	Bay	100	524	--	--	524	50,000
WestBay Corners SW	PR	Bay	64	160	--	--	160	--
WestBay DSAP	VAR	Bay	15,089	5,628	--	--	5,628	4,330,000
WestBay Landing (9)	VAR	Bay	950	214	--	--	214	--
Subtotal			22,699	23,941	--	--	23,941	5,724,500
Total			42,041	48,072	9,130	383	38,559	12,263,494

(1)	A project is deemed land-use entitled when all major discretionary governmental land-use approvals have been received. Some of these projects may require additional permits for development and/or build-out; they also may be subject to legal challenge.
(2)	Current JOE land classifications:
PR – Primary residential.
RS – Resort and seasonal residential.
RR – Rural residential.
VAR – Includes multiple classifications. For example, a project may have substantial commercial and residential acres.
(3)	Project units represent the maximum number of units entitled or currently expected at full build-out. The actual number of units or square feet to be constructed at full build-out may be lower than the number entitled or currently expected.
(4)	Represents the remaining square feet with land-use entitlements as designated in a development order or expected given the existing property land use or zoning and present plans. Commercial entitlements include retail, office and industrial uses. Industrial uses total 6,128,381 square feet including SouthWood, RiverTown and the West Bay DSAP.
(5)	A project is "in development" when construction on the project has commenced. A project in "pre-development" has land-use entitlements but is still under internal evaluation or requires one or more additional permits prior to the commencement of construction.
(6)	Artisan Park is 74 percent owned by JOE. Paseos and Rivercrest are each 50 percent owned by JOE.
(7)	In August 2007, we acquired certain home sites within the Wild Heron community.
(8)

Timber Island entitlements include seven residential units and 400 units for hotel or other transient uses (including units held with fractional ownership such as private residence clubs) and include 480 wet/dry marina slips.

(9)	West Bay Landing is a sub-project within WestBay DSAP.

Table 2
Proposed JOE Residential and Mixed-Use Projects
In the Land-Use Entitlement Process in Florida (1)
December 31, 2007

Project	Class (2)	County	Project Acres	Estimated Project Units (3)	Estimated Commercial Entitlements (Sq. Ft.) (3)
Breakfast Point, Phase 2	VAR	Bay	1,299	2,780	635,000
SouthSide	VAR	Leon	1,625	2,800	1,150,000
Star Avenue North	VAR	Bay	271	1,248	380,000
St. James Island McIntyre	RR	Franklin	1,704	340	--
St. James Island RiverCamps	RS	Franklin	2,500	500	--
Total			7,399	7,668	2,165,000
(1)	A project is deemed to be in the land-use entitlement process when customary steps necessary for the preparation and submittal of an application, such as conducting pre-application meetings or similar discussions with governmental officials, have commenced and/or an application has been filed. All projects listed have significant entitlement steps remaining that could affect their timing, scale and viability. There can be no assurance that these entitlements will ultimately be received.
(2)	Current JOE land classifications:
PR – Primary residential.
RS – Resort and seasonal residential.
RR – Rural residential.
VAR – Includes multiple classifications. For example, a project may have substantial commercial and residential acres.
(3)	The actual number of units or square feet to be constructed at full build-out may be lower than the number ultimately entitled.

Table 3
Summary of Additional Commercial Land-Use Entitlements (1)
(Commercial Projects Not Included in Tables 1 and 2 Above)
Active JOE Florida Commercial Projects
December 31, 2007

Project	County	Project Acres	Acres Sold Since Inception	Acres Under Contract As of 12/31/07	Total Acres Remaining
Airport Commerce	Leon	45	7	--	38
Airport Road	Franklin	13	--	--	13
Alf Coleman Retail	Bay	25	23	--	2
Avery St. Retail	Bay	10	10	--	--
Beach Commerce	Bay	157	151	--	6
Beach Commerce II	Bay	112	13	--	99
Beckrich Office Park	Bay	17	12	--	5
Beckrich Retail	Bay	44	41	--	3
Cedar Grove Commerce	Bay	51	1	2	48
Franklin Industrial	Franklin	7	--	--	7
Glades Retail	Bay	14	--	--	14
Gulf Boulevard	Bay	78	27	--	51
Hammock Creek Commerce	Gadsden	165	27	--	138
Mill Creek Commerce	Bay	37	--	--	37
Nautilus Court	Bay	11	7	--	4
Port St. Joe Commerce II	Gulf	39	9	--	30
Port St. Joe Commerce III	Gulf	54	--	--	54
Port St. Joe Medical	Gulf	19	--	--	19
Powell Hills Retail	Bay	44	--	--	44
South Walton Commerce	Walton	39	18	--	21
Total		981	346	2	633
(1)	A project is deemed land-use entitled when all major discretionary governmental land-use approvals have been received. Some of these projects may require additional permits for development and/or build-out; they also may be subject to legal challenge. Includes significant JOE projects that are either operating, under development or in the pre-development stage.

Table 4
Stock Repurchase Activity
Through December 31, 2007

	Shares
Period	Purchased	Surrendered (1)	Total	Total Cost (in millions)	Average Price

1998	2,574,200	11,890	2,586,090	$55.5	$21.41
1999	2,843,200	11,890	2,855,090	69.5	24.31
2000	3,517,066	--	3,517,066	80.2	22.78
2001	7,071,300	58,550	7,129,850	176.0	24.67
2002	5,169,906	256,729	5,426,635	157.6	29.03
2003	2,555,174	812,802	3,367,976	102.9	30.55
2004	1,561,565	884,633	2,446,198	105.0	42.90
2005	1,705,000	68,648	1,773,648	124.8	70.33
2006	948,200	148,417	1,096,617	57.3	52.22
2007	--	58,338	58,338	2.1	35.35
Total/Weighted Average	27,945,611	2,311,897	30,257,508	$931.0	$30.74
(1)	Shares surrendered by company executives as payment for the strike price and taxes due on exercised stock options and the taxes due on the vesting of restricted stock.

Table 5
Residential Real Estate
Sales Activity
Three Months Ended December 31,
($ in millions)

	2007				2006
	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit

Home Sites (2)	134	$20.3	$12.6	$7.7	334	$30.8	$19.7	$11.1
Homes (3)	31	16.7	14.8	1.9	120	40.0	32.2	7.8
Total	165	$37.0	$27.4	$9.6	454	$70.8	$51.9	$18.9

(1)	Cost of sales for home sites in the fourth quarter of 2007 consisted of $10.8 million in direct costs, $0.5 million in selling costs and $1.3 million in indirect costs. Cost of sales for home sites in the fourth quarter of 2006 consisted of $17.6 million in direct costs, $0.6 million in selling costs and $1.5 million in indirect costs. Cost of sales for homes in the fourth quarter of 2007 consisted of $11.1 million in direct costs, $0.9 million in selling costs and $2.8 million in indirect costs. Cost of sales for homes in the fourth quarter of 2006 consisted of $25.8 million in direct costs, $2.1 million in selling costs and $4.3 million in indirect costs.
(2)	Profit has been deferred as a result of continuing development obligations at SummerCamp Beach and WaterSound West Beach. As a consequence, revenue recognition and closings may occur in different periods.
(3)	Homes include single-family, multifamily and Private Residence Club (PRC) units. Multifamily and PRC revenue is recognized, if preconditions are met, on a percentage-of-completion basis. As a consequence, revenue recognition and closings may occur in different periods. Percentage-of-completion accounting was utilized at Artisan Park in the fourth quarter of 2006. Paseos and Rivercrest, two joint ventures 50 percent owned by JOE, are not included; sales are complete at both of these communities.

Year Ended December 31,
($ in millions)

	2007				2006
	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit	Number of Units Closed	Revenue	Cost of Sales (1)	Gross Profit

Home Sites (2)	354	$57.6	$29.5	$28.1	558	$69.3	$36.1	$33.2
Homes (3)	124	58.4	47.4	11.0	702	247.3	184.6	62.7
Total	478	$116.0	$76.9	$39.1	1,260	$316.6	$220.7	$95.9

(1)	Cost of sales for home sites in 2007 consisted of $24.5 million in direct costs, $2.0 million in selling costs and $3.0 million in indirect costs. Cost of sales for home sites in 2006 consisted of $31.4 million in direct costs, $1.7 million in selling costs and $3.0 million in indirect costs. Cost of sales for homes in 2007 consisted of $36.3 million in direct costs, $2.9 million in selling costs and $8.2 million in indirect costs. Cost of sales for homes in 2006 consisted of $153.9 million in direct costs, $11.8 million in selling costs and $18.9 million in indirect costs.
(2)	Profit has been deferred as a result of continuing development obligations at SummerCamp Beach and WaterSound West Beach. As a consequence, revenue recognition and closings may occur in different periods.
(3)	Homes include single-family, multifamily and PRC units. Multifamily and PRC revenue is recognized, if preconditions are met, on a percentage-of-completion basis. As a consequence, revenue recognition and closings may occur in different periods. Percentage-of-completion accounting was utilized at Artisan Park in the fourth quarter of 2006. Paseos and Rivercrest, two joint ventures 50 percent owned by JOE, are not included; sales are complete at both of these communities.

Table 6
Residential Real Estate
Units Placed Under Contract
Three Months Ended December 31,

	2007	2006	Percentage Change
Home Sites	50	317	(84.2) %
Homes (1)	24	10	140.0
Total	74	327	(77.4) %

(1)	Homes include single-family homes, multifamily and PRC units. Paseos and Rivercrest, two unconsolidated joint ventures, are not included; sales are complete at both of these communities.

Table 7
Residential Real Estate
 Backlog (1)
($ in millions)

	December 31, 2007		December 31, 2006
	Units	Revenues	Units	Revenues
Home Sites	82	$3.2	21	$3.9
Homes (2)	1	1.3	56	33.5
Total	83	$4.5	77	$37.4

(1)	Backlog represents units under contract but not yet closed.
(2)	As of December 31, 2007, there were no units subject to percentage-of-completion accounting in the homes backlog. As of December 31, 2006, there were 24 units subject to percentage-of completion accounting with related revenue of $12.5 million (of which $11.9 million had previously been recognized in the financial statements).

Table 8
Residential Real Estate
National Homebuilder Summary
of Home Site Commitments and Purchases

Activity During the
Three Months Ended December 31, 2007

	9/30/2007 Commitments (1)	Closed	Average Price Closed Units	Change in Commitments	12/31/2007 Commitments
Beazer Homes
Breakfast Point	70	--	$ --	(70)	--
Laguna West	350	118	24,000	--	232
RiverTown	64	--	--	(64)	--
SouthWood	20	--	--	--	20
Shea Homes
Victoria Park	700	82	38,114	--	618
David Weekley Homes
Artisan Park	--	2	105,000	2	--
Hawks Landing	39	--	--	(39)	--
RiverTown	93	6	72,133	--	87
SouthWood	110	4	86,600	--	106
American Home Builders
RiverTown	48	4	54,000	15	59
Cornerstone Homes
RiverTown	31	8	51,800	--	23
Issa Homes
RiverTown	55	9	78,058	20	66
Lakeridge Homes
Victoria Park	10	10	97,500	--	--
Total	1,590	243		(136)	1,211

Activity During the
Year Ended December 31, 2007

	12/31/2006 Commitments (1)	Closed	Average Price Closed Units	Change in Commitments	12/31/2007 Commitments
Beazer Homes
Breakfast Point	70	--	$ --	(70)	--
Laguna West	350	118	24,000	--	232
SouthWood	56	36	51,134	--	20
Shea Homes
Victoria Park	--	87	38,144	705	618
David Weekley Homes
Artisan Park	--	2	105,000	2	--
Hawks Landing	89	50	60,900	(39)	--
Palmetto Trace	8	8	83,460	--	--
PineWood	70	--	--	(70)	--
RiverTown	--	6	72,133	93	87
SouthWood	140	34	94,172	--	106
American Home Builders
RiverTown	--	4	54,600	63	59
Cornerstone Homes
RiverTown	--	8	51,800	31	23
Issa Homes
RiverTown	--	9	78,058	75	66
Lakeridge Homes
Victoria Park	--	10	97,500	10	--
Total	783	372		800	1,211

(1)	Includes agreements with minimal down payments. Homebuilders may be more willing to delay or cancel commitments if they have only minimal down payments at risk.

Table 9
Residential Real Estate Sales Activity
Three Months Ended December 31,
($ in thousands)

	2007				2006
	Units Closed	Avg. Price	Accepted (1)	Avg. Price	Units Closed	Avg. Price	Accepted (1)	Avg. Price
Artisan Park (2)
Home Sites	2	$105.0	2	$105.0	--	$ --	--	$ --
Single-Family Homes	4	459.7	4	459.7	17	515.2	(3)	776.6
Multifamily Homes	11	335.0	11	335.0	36	427.9	(1)	399.9
Hawks Landing
Home Sites	1	80.0	1	80.0	31	71.2	12	63.3
Palmetto Trace
Home Sites	--	0.0	--	--	9	81.2	9	81.2
Single-Family Homes	3	253.1	3	253.1	2	296.8	2	296.8
Paseos (2)
Single-Family Homes	2	385.0	--	--	3	582.8	1	485.0
Rivercrest (2)
Single-Family Homes	1	296.0	1	296.0	68	222.4	--	--
RiverTown
Home Sites	27	65.5	27	65.5	--	--	--	--
SouthWood
Home Sites	6	98.6	5	91.3	97	54.4	106	59.7
Single-Family Homes	--	--	--	--	21	289.6	--	--
St. Johns G &CC
Home Sites	--	--	--	--	1	135.0	1	135.0
Single-Family Homes	--	--	--	--	7	435.2	8	462.1
SummerCamp Beach
Home Sites	--	--	--	--	7	709.5	5	874.0
The Hammocks
Single-Family Homes	--	--	--	--	--	--	(1)	152.7
Victoria Park
Home Sites	92	44.6	10	97.5	181	66.4	182	67.7
Single-Family Homes	3	186.9	3	186.9	28	347.5	4	164.9
WaterColor
Home Sites	1	832.0	1	832.0	--	--	--	--
Single/Multifamily Homes	1	1,925.0	1	1,925.0	2	712.4	1	813.1
WaterSound
Home Sites	1	165.8	1	165.8	1	165.0	--	--
Single-Family Homes	1	1,315.0	--	--	--	--	--	--
WaterSound Beach
Home Sites	--	--	--	--	1	1,843.8	--	--
Single-Family Homes	7	817.4	1	1,025.0	7	1,274.8	--	--
WaterSound West Beach
Home Sites	2	368.6	2	368.6	--	--	--	--
Single-Family Homes	1	895.0	--	--	--	--	--	--
Wild Heron
Home Sites	1	190.0	1	190.0	--	--	--	--
WindMark Beach
Home Sites	1	404.2	1	404.2	6	200.2	2	238.0
Single-Family Homes	--	--	1	1,300.0	--	--	--	--
Total Home Sites	134	$67.8	51	$114.1	334	$85.5	317	$79.2
Total Single/Multifamily Homes	34	$522.6	25	$455.6	191	$370.9	11	$288.0

Year Ended December 31,
($ in thousands)

	2007				2006
	Units Closed	Avg. Price	Accepted (1)	Avg. Price	Units Closed	Avg. Price	Accepted (1)	Avg. Price
Artisan Park (2)
Home Sites	2	$105.0	2	$105.0	1	$495.0	1	$495.0
Single-Family Homes	25	620.3	20	582.0	73	626.6	19	658.8
Multifamily Homes	39	447.6	15	331.5	136	414.2	9	451.2
Hawks Landing
Home Sites	70	65.7	68	65.3	59	71.8	61	72.0
Palmetto Trace
Home Sites	8	83.5	8	83.5	33	78.9	33	78.9
Single-Family Homes	12	261.7	12	261.7	48	310.6	10	289.0
Paseos(2)
Single-Family Homes	3	458.3	3	458.3	66	532.4	(1)	490.3
Port St. Joe Primary
Home Sites	3	64.2	3	64.2	--	--	--	--
RiverCamps on Crooked Creek
Home Sites	4	220.1	4	220.1	7	232.7	5	228.8
Rivercrest (2)
Single-Family Homes	17	240.4	12	237.2	333	207.4	(9)	237.2
RiverTown
Home Sites	27	65.5	27	65.5	--	--	--	--
SevenShores
Multifamily Homes	--	--	(9)	1,013.8	--	--	9	1,013.8
SouthWood
Home Sites	96	88.4	82	83.8	134	58.0	140	60.8
Single-Family Homes	5	349.4	1	228.5	162	300.1	24	316.4
St. Johns G &CC
Home Sites	2	157.5	--	0.0	7	144.7	9	147.6
Single-Family Homes	9	469.6	6	415.5	54	519.5	35	521.7
SummerCamp Beach
Home Sites	--	--	--	--	16	499.4	16	499.4
Single-Family Homes	--	--	(1)	968.7	--	--	--	--
The Hammocks
Home Sites	1	79.0	1	79.0	--	--	--	--
Single-Family Homes	3	204.6	3	204.6	39	151.1	(1)	152.7
Victoria Park
Home Sites	98	46.9	178	41.5	257	80.0	256	79.6
Single-Family Homes	10	325.0	8	321.8	170	319.8	36	315.5
WaterColor
Home Site	9	768.5	9	768.5	2	318.2	2	318.2
Single/Multifamily Homes	2	1,350.0	2	1,350.0	8	981.1	5	1,025.7
WaterSound
Home Sites	6	164.2	6	164.2	15	162.3	15	162.3
Homes	1	1,315.0	1	1,315.0	--	--	--	--
WaterSound Beach
Home Sites	4	1,583.8	3	1,638.0	1	1,843.8	2	1,632.6
Single-Family Homes	17	1,121.7	9	1,769.1	12	1,162.2	19	831.5
WaterSound West Beach
Home Sites	17	325.6	17	325.6	3	441.4	2	293.9
Single-Family Homes	1	895.0	1	895.0	--	--	--	--
Wild Heron
Home Sites	1	190.0	1	190.0	--	--	--	--
WindMark Beach
Home Sites	6	322.3	6	322.2	23	241.6	23	241.6
Single-Family Homes	--	--	1	1,300.0	--	--	--	--
Total Home Sites	354	$123.4	415	$103.5	558	$104.1	565	$105.0
Total Single/Multifamily Homes	144	$523.5	84	$499.1	1,101	$345.1	155	$541.6

(1)	Contracts accepted during the quarter. Contracts accepted and closed in the same quarter are also included as units closed. Average prices shown reflect variations in the product mix across time periods as well as price changes for similar product.
(2)	JOE owns 74 percent of Artisan Park and 50 percent of each of Paseos and Rivercrest. Sales from Paseos and Rivercrest are not consolidated with the financial results of residential real estate.

Table 10
Commercial Land Sales
Three Months Ended December 31,
($ in thousands)

	Number of Sales	Acres Sold	Gross Sales Price	Average Price/Acre
2007
Northwest Florida	7	30	$10,106	$336.0
2006
Northwest Florida	11	145	$27,390	$189.0

Year Ended December 31,

	Number of Sales	Acres Sold	Gross Sales Price	Average Price/Acre
2007
Northwest Florida	29	88	$23,227	$264.0
Other	4	22	4,366	194.1
Total	33	110	$27,593	$250.4
2006
Northwest Florida	28	244	$48,891	$200.4

Table 11
Rural Land Sales
Three Months Ended December 31,

	Number of Sales	Acres Sold	Gross Sales Price (in thousands)	Average Price/Acre
2007
Woodlands	12	18,864	$29,820	$1,581
2006
Woodlands	9	16,695	29,672	1,777
Other	6	162	1,871	11,549
Total	15	16,857	$31,543	$1,871

Year Ended December 31,

	Number of Sales	Acres Sold	Gross Sales Price (in thousands)	Average Price/Acre
2007
Florida Wild	2	3,883	$9,905	$2,551
Woodlands	40	101,988	150,152	1,472
Other	2	92	1,230	13,370
Total	44	105,963	$161,287	$1,522
2006
Florida Wild	6	4,692	17,519	3,734
Woodlands	63	28,936	60,265	2,083
Other	15	708	12,206	17,240
Total	84	34,336	$89,990	$2,621

FINANCIAL DATA
($ in millions)

Quarterly Segment Pretax Income (Loss)
From Continuing Operations

	Dec 31, 2007	Sept 30, 2007	June 30, 2007	Mar 31, 2007	Dec 31, 2006	Sept 30, 2006	June 30, 2006	Mar 31, 2006	Dec 31, 2005
Residential	$(11.4)	$(26.2)	$(0.8)	$(5.4)	$4.3	$(7.6)	$17.2	$10.2	$40.6
Commercial	4.6	2.3	8.4	0.1	13.6	8.2	1.6	0.6	4.8
Rural Land sales	24.5	27.8	7.2	40.4	26.7	12.2	22.1	11.4	19.1
Forestry	(1.9)	1.3	0.9	0.1	1.5	1.0	0.7	2.0	5.6
Corporate and other	(11.0)	(15.8)	(16.4)	(10.2)	(18.9)	(16.3)	(17.2)	(20.3)	(15.0)
Pretax income (loss) from continuing operations	$4.8	$(10.6)	$(0.7)	$25.0	$27.2	$(2.5)	$24.4	$3.9	$55.1

Discontinued Operations, Net of Tax

	Quarter Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Loss on sale of Saussy Burbank, net of tax	$(0.1)	$ --	$(0.2)	$ --
Income from Saussy Burbank operations, net of tax (1)	--	2.7	1.1	8.0
Gain (loss) from sale of office buildings, net of tax	0.8	1.0	29.2	10.4
Income (loss) from office buildings, net of tax	(0.1)	(0.1)	1.5	(1.0)
Income (loss) from Sunshine State Cypress operations, net of tax	0.2	(0.9)	(3.5)	(0.7)
Net income (loss) from discontinued operations	$0.8	$2.7	$28.1	$16.7

(1)	Year ended December 31, 2007, includes a $2.2 million impairment charge to approximate fair value, less costs to sell, of Saussy Burbank.

Other Income (Expense)

	Quarter Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Dividend and interest income	$1.2	$1.3	$5.3	$5.0
Interest expense	(5.4)	(5.2)	(20.0)	(13.9)
Other	0.2	(1.5)	2.1	(0.5)
Gain on disposition of assets	0.7	--	8.0	--
Total	$(3.3)	$(5.4)	$(4.6)	$(9.4)